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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report  August 19, 2004
               (Date of earliest event reported) (August 13, 2004)




                          MALAN REALTY INVESTORS, INC.

             (Exact name of registrant as specified in its charter)


         MICHIGAN                    1-13092                   38-1841410
         --------                    -------                   ----------
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)            Identification No.)


         30200 TELEGRAPH ROAD, SUITE 105                         48025
            BINGHAM FARMS, MICHIGAN                              -----
    (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number including area code: (248) 644-7110
                                                            -------------

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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ITEM 7.  Financial Statements and Exhibits

(c)  Exhibits

99.1              Press release issued August 13, 2004
99.2              Press release issued August 19, 2004


ITEM 9.  Regulation FD Disclosure

         On August 19, 2004, Malan Realty Investors, Inc. issued a press release announcing the final date for trading its common stock on the New York Stock Exchange. The press release is furnished as Exhibit 99.2 and incorporated by reference herein.



ITEM 12. Results of Operations and Financial Condition

On August 13, 2004, Malan Realty Investors, Inc. issued a press release announcing its assets in liquidation as of June 30, 2004. The press release is furnished as Exhibit 99.1 and incorporated by reference herein.





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         Pursuant to the requirements of the Securities and Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            MALAN REALTY INVESTORS, INC.
                                            (registrant)



August 19, 2004                             By:  /s/ Melinda M. Hale
                                                 -------------------
                                                 Melinda M. Hale
                                                 Acting Chief Financial Officer





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                                  EXHIBIT INDEX



EXHIBIT NO.                DESCRIPTION

EX-99.1                    Press release issued August 13, 2004

EX-99.2                    Press release issued August 19, 2004